UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 9, 2009
__________

CARVER BANCORP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-21487	13-3904174
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

75 West 125th Street
New York, NY  10027-4512
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 360-8802
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On February 13, 2009, Carver Bancorp, Inc. (the “Company”), the holding company for Carver Federal Savings Bank (the “Bank”), issued a press release reporting financial results for the third quarter of its fiscal year ending March 31, 2009.  A copy of the press release is attached as Exhibit 99.1 to this report.  The Company does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filing under the Securities Act of 1933.

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review

On February 9, 2009, the Finance and Audit Committee of the Company  determined, upon the recommendation of management and after consultation with the Company’s independent registered public accounting firm KPMG LLP (“KPMG”), that the Company should amend the financial statements in the Company’s Annual Report on Form 10-K for the fiscal years ended March 31, 2007 and March 31, 2008, following identification of errors in reconciling certain suspense accounts related to check processing and Automated Clearing House (“ACH”) return items.  The resulting change reduced pre-tax earnings by $761,000 for fiscal year 2007 ($485,000 net of taxes).  Consequently, an adjustment to reduce the fiscal year 2008 opening retained earnings balance by $485,000 is also required.  Based upon this evaluation, the Company has concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of March 31, 2007 and March 31, 2008, and that the Company’s consolidated financial statements and any related reports of its independent registered public accounting firm should not be relied upon for the fiscal years ended March 31, 2007 and March 31, 2008 and for the associated quarterly statements because of the aforementioned items.

The Company expects to file an amended Annual Report on Form 10-K for the fiscal year ended March 31, 2008, restating the Company’s financial statements for the fiscal years ended March 31, 2007 and March 31, 2008, as soon as practicable.  The Company will update Item 9A, Disclosure Controls and Procedures, to the 2008 Form 10-K to discuss the impact on internal control over financial reporting surrounding the errors that led to the restatement as well as to indicate how the restatement impacts the original conclusion of the Company’s Chief Executive Officer and Chief Financial Officer regarding the effectiveness of the Company’s disclosure controls and procedures.  The Company expects to file its Form 10-Q for the third quarter ended December 31, 2008 on or about February 13, 2009.

Authorized officers of the Company have discussed the matters disclosed in this Current Report on Form 8-K with KPMG.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBTS

(d) Exhibits

The following exhibit is filed as part of this report.

99.1	Press release entitled “Carver Bancorp, Inc. Announces Third Quarter 2009 Results”, dated February 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

DATE:	February 13, 2009

BY:	/s/ Mark A. Ricca
Mark A. Ricca
Executive Vice President, Chief Risk Officer and General Counsel

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